There when it matters most.™ NASDAQ: DGICA/DGICB September 2020 Exhibit 99.1

Safe Harbor The Company bases all statements made in this presentation that are not historic facts on its current expectations. These statements are forward-looking in nature (as defined in the Private Securities Litigation Reform Act of 1995) and involve a number of risks and uncertainties. Actual results could vary materially. Factors that could cause actual results to vary materially include: the ability of the Company’s insurance subsidiaries to attract new business, retain existing business and collect balances due to them as a result of the prolonged economic challenges resulting from the COVID-19 pandemic and related business shutdown, adverse and catastrophic weather events, the Company’s ability to maintain profitable operations, the adequacy of the loss and loss expense reserves of the Company’s insurance subsidiaries, business and economic conditions in the areas in which the Company’s insurance subsidiaries operate, interest rates, competition from various insurance and other financial businesses, acts of terrorism, the availability and cost of reinsurance, legal and judicial developments including those related to COVID-19 business interruption coverage and exclusions, changes in regulatory requirements and other risks the Company describes from time to time in the periodic reports it files with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Reconciliations of non-GAAP data are included in the Company’s news releases regarding quarterly financial results, available on the Company’s website at investors.donegalgroup.com.

Investment Thesis Well-established regional insurance group with a diverse book of business including both commercial and personal lines Shift in focus to commercial lines growth and actions to improve personal lines results contributed to recent margin improvement (94.7% combined ratio and 7% book value growth in YTD 2020) Expanding independent agency relationships will sustain commercial premium growth momentum DGICA dividend yield of 4.1% as of August 31, 2020 DGICA trades at 0.86X book value (among the lowest in peer group despite performance improvement)

Company Overview NASDAQ: DGICA/DGICB Corporate Headquarters Marietta, Pennsylvania DGICA Share Description 23.5 million shares outstanding (Voting rights 0.1:1) DGICB Share Description 5.6 million shares outstanding (Voting rights 1:1) At 6/30/2020 At 12/31/2019 Cash and Investments $1.3 billion $1.2 billion Total Assets $2.1 billion $1.9 billion Total Shareholders’ Equity $487.9 million $451.0 million Book Value Per Outstanding Common Share $16.77 $15.67 DGICA Annual Dividend Per Share $0.60 $0.58 Current Figures (DGICA) At 8/31/2020 Stock Price $14.42 52 Week Range $11.22 - $16.19 Price to Book Value 0.86 Donegal Group Inc. is an insurance holding company offering property and casualty insurance in 20 states. The Company offers full lines of personal products (~46% of total) and commercial products (~54% of total), including, commercial multi-peril, automobile, homeowners, workers' compensation, and other coverages. Pooling Agreement

Recent Accomplishments Improved performance of all major lines of business over past 18 months Continuing growth in our commercial lines segment Commenced development of new personal lines products for deployment beginning in 2021 Increased overall loss reserve strength, with favorable net development of reserves following strengthening actions in 2018 Favorable performance of consolidated reinsurance program implemented in 2019 and renewed for 2020 Expanded enterprise analytics and product development personnel and capabilities Building and expanding strong independent agency relationships

Balanced Mix of Commercial and Personal Lines Net Written Premiums for First Six Months of 2020 by Line of Business Personal Auto Homeowners Other Personal Commercial Auto Comm Multi-Peril Workers’ Comp Other Commercial Personal lines = 41.5% of NWP Commercial lines = 58.5% of NWP Renewal Premium Increases Averaged 2% (9.5% for Commercial Auto) Renewal Premium Increases Averaged 3%

First Six Months of 2020 – Operating Results Increase in Non-GAAP Operating Income* Substantial Improvement in Combined Ratio due to Emphasis on Commercial Lines and Lower Claim Frequency Growth in Book Value Non-GAAP operating income of $29.9 million, or $1.04 per diluted Class A share, for the first six months of 2020, compared to $10.9 million, or 39 cents per Class A share, for the first six months of 2019 Combined ratio of 94.7% for the first six months of 2020, compared to 100.7% for the first six months of 2019 Book value per share grew to $16.77 at June 30, 2020, compared to $15.67 at December 31, 2019 Solid Organic Growth and Profitability in Commercial Lines Improved Results in Personal Lines * See reconciliation of net income to non-GAAP operating income on slide 22

Growth in Commercial Lines 94.7% Commercial Lines Statutory Combined Ratio for the First Six Months of 2020 Expand core Donegal products across regions Growth focus on accounts with premiums in $10,000 to $150,000 range Expand appetite within classes and lines already written: Continued agency development Modernize products to meet customer needs Appropriately use reinsurance Disciplined underwriting: Expand use of data analytics Large account reviews Enhance loss control services

Strong Capital Position ~ Shareholder Returns Rated A (Excellent) by A.M. Best Debt-to-cash/investments of approximately 15.6% Premium-to-surplus of approximately 1.6-to-1 Dividend yield of 4.1% for Class A shares Book Value Plus Cumulative Dividends

Donegal: Where We’ve Been and Where We’re Going

Organic Growth and Opportunistic Affiliations $363 $392 $454 $496 $533 $629 $579 $682 $729 USD in millions 6.8% CAGR in Net Premiums Written (5.4% organic) $753

Maintain Multi-Faceted Regional Growth Strategy Net premiums written of $753 million for the full year 2019, across 20 states in four operating regions – an increase of 1.2% compared to 2018 Acquisition Criteria Serving attractive geography Favorable regulatory, legislative and judicial environments Similar personal/commercial business mix Premium volume up to $100 million 10 M&A transactions since 1988

Organic Growth Centered on Relationships with ~2,400 Independent Agencies Ongoing Objectives Continuing Focus on Commercial Lines Growth Achieve top-three ranking within appointed agencies in lines of business we write Cultivate relationships with existing agencies to move writings to next premium tier Leverage “regional” advantages and maintain personal relationships as agencies grow and consolidate Increased engagement with larger national agency aggregators and cluster groups Emphasize expanded commercial lines products and capabilities in current agencies Appoint commercial lines-focused agencies to expand distribution in key geographies Strengthen relationships with agencies appointed in recent years Leverage relationships with aggregators and cluster groups to drive commercial growth

Drive Increased Efficiency with Automation Current infrastructure can support premium growth Premiums per employee rising over time due to technology systems Legacy systems modernization project in flight Mutual affiliation provides opportunities for operational and expense synergies Expense ratio of 31.3% and 31.6%, for full year 2019 and 2018, respectively (USD in 000s) Direct Premiums per Employee

Enhance Underwriting Profitability / Improve Operating Margins Sustain pricing discipline and conservative underwriting Manage exposure to catastrophe/unusual weather events Link employee incentive compensation directly to underwriting performance Focus on rate adequacy and pricing segmentation Coordinated underwriting across all regions Increased utilization of data and analytics across the enterprise

Donegal Mutual Acquisition of Mountain States Insurance Group Entering the Southwest In May 2017, Donegal Mutual completed the merger of Mountain States Mutual Casualty Company with and into Donegal Mutual. Donegal Mutual and its two insurance subsidiaries conduct business as the Mountain States Insurance Group in the Southwestern region. Mountain States Insurance Group. . . is based in Albuquerque, New Mexico; offers commercial insurance products in New Mexico, Colorado, Texas and Utah. A Future Growth Opportunity* The transaction represents a continuation of the acquisition strategy DGI and Donegal Mutual have shared over the past 30 years. Donegal Mutual currently plans to add Mountain States business to pool beginning in 2021 * DGI was not a party to the merger and receives no current financial benefit from the activities of the Mountain States Insurance Group.

Conservative Investment Strategy 91.3% of portfolio invested in fixed maturities Effective duration = 4 years Tax equivalent yield = 2.6% Emphasis on quality Liquidity managed through laddering $1.2 Billion in Invested Assets (at June 30, 2020)

Growth Strategy Improve financial performance Leverage technology to transform the business Grow profitably in commercial lines Strategically modernize business to achieve operational excellence Compete effectively to enhance market position

Valuation vs. Multi-Line Insurers (as of August 31, 2020)

Investment Conclusions Diverse book of business of both commercial and personal lines Room for growth in multiple lines of business and several regional markets Emphasis on solid underwriting returns driving margin improvement Strength of brand and solid agency relationships provide competitive advantages Price-to-book multiple lags peers despite delivering better returns in recent periods

Contact Information Donegal Group Inc. 1195 River Road P.O. Box 302 Marietta, PA 17547 Phone: (800) 877-0600 Corporate Website: donegalgroup.com Investor Relations Contact Mr. Jeffrey D. Miller Phone: (800) 877-0600 x7357 investors@donegalgroup.com Transfer Agent Computershare Trust Company, N.A. P.O. Box 505000 Louisville, KY 40233 Phone: 800-317-4445 Corporate Website: computershare.com Contact Information

RECONCILIATION OF NET INCOME TO NON-GAAP OPERATING INCOME

There when it matters most.™ NASDAQ: DGICA/DGICB www.donegalgroup.com